QuickLinks -- Click here to rapidly navigate through this document

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At March 31, 2002, the Company, directly or through the Operating Partnership, owned or had an interest in 251 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 186.8 million square feet of gross leasable area (GLA) in 36 states and eight assets in Europe and Canada.

        On January 13, 2002, the Company announced a joint agreement with The Rouse Company and Westfield America Trust to purchase the assets of Rodamco North America N.V. (RNA) for $5.3 billion. The transaction was completed on May 3, 2002. The portfolio acquired by the Company consists primarily of interests in 13 high-quality, highly-productive regional malls in the United States, as well as ownership interests in other real estate assets. The Company's share of the RNA purchase price was approximately $1.59 billion, including the assumption of $579 million of property-level debt and preferred stock.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of March 31, 2002, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Simon Property Group Economic Ownership Structure(1)
March 31, 2002

Simon Property Group, Inc. [(2)(3)(4)]

Common Shareholders	Shares	%
Public Shareholders	168,623,742	96.8%
Simon Family	4,353,311	2.5%
DeBartolo Family	37,052	0.0%
Executive Management [(5)]	1,215,924	0.7%
	174,230,029 [(4)]	100.0%

172,559,085 units

Simon Property Group, L.P.

236,389,090 units

63,830,005 units

Limited Partners

("Limited Partners")

Unitholders	Units	%
Simon Family	34,584,455	54.2%
DeBartolo Family	21,759,328	34.1%
Executive Management [(5)]	153,498	0.2%
Other Limited Partners	7,332,724	11.5%
	63,830,005	100.0%

Ownership of Simon Property Group, L.P.

Simon Property Group, Inc.	%
Public Shareholders	70.7%
Simon Family	1.8%
DeBartolo Family	0.0%
Executive Management [(5)]	0.5%
Subtotal	73.0%
Limited Partners	
Simon Family	14.6%
DeBartolo Family	9.2%
Executive Management [(5)]	0.1%
Other Limited Partners	3.1%
Subtotal	27.0%
Total	100.0%

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
Managing general partner of Simon Property Group, L.P.

(3)
Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.

(4)
The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P. units owned by SPG by 1,670,944. This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for Northshore Mall.

(5)
Executive management excludes Simon family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2001 through March 31, 2002

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2001	63,930,350	173,806,306
Issuance of Stock for Stock Option Exercises	—	323,723
Conversion of Units into Common Stock	(100,000)	100,000
Conversion of Units into Cash	(345)	—
Number Outstanding at March 31, 2002	63,830,005	174,230,029

Total Common Shares and Units Outstanding at March 31, 2002:
238,060,034(2)

Details for Diluted Common Shares Outstanding:
Company Common Shares Outstanding at March 31, 2002	174,230,029
Number of Common Shares Issuable Assuming Conversion of:
Series A Preferred 6.5% Convertible(3)	1,893,651
Series B Preferred 6.5% Convertible(3)	12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	582,718
Diluted Common Shares Outstanding at March 31, 2002	189,197,171

Fully Diluted Common Shares and Units Outstanding at March 31, 2002:
253,027,176

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

(3)
Conversion terms provided in footnotes (1) and (2) on page 8 of this document.

(4)
Based upon the weighted average stock price for the first quarter of 2002.

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2002
($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series A Preferred 6.5% Convertible(1)	49,839	$1,000	$49,839	N/A
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(2)	4,830,057	$100	$483,006	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(3)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(4)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(5)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(6)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(7)	2,600,895	$30	$78,027	N/A

(1)
Assumed in connection with the CPI merger. Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2)
Issued as part of the consideration for the CPI merger. Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2002, was $88.60 per share. (The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.)

(3)
Issued in connection with the acquisition of Mall of America. Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004.

(4)
Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001. The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of SPG. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2002, was $25.40 per share.

(5)
Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001. The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of SPG. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2002 was $47.90 per share.

(6)
Issued in connection with the New England Development acquisition. Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(7)
Issued in connection with the New England Development acquisition. Each unit/share is not redeemable prior to August 27, 2009.

SIMON PROPERTY GROUP
Reconciliation of Income to Funds From Operations (FFO)
As of March 31, 2002
Unaudited
(Amounts in thousands, except per share data)

		Three Monds Ended March 31,
The Operating Partnership
		2002	2001
Income before extraordinary items and cumulative effect of accounting change(1)(2)		$60,425	$63,775
Plus:	Depreciation and amortization from combined consolidated properties	110,358	106,166
Plus:	Simon's share of depreciation and amortization from unconsolidated entities	36,343	31,257
Plus:	MerchantWired impairment charge and other net of tax benefit	4,178	—
Less:	Gain on sales of real estate	—	(2,711)
Less:	Minority interest portion of depreciation, amortization and extraordinary items	(1,995)	(1,487)
Less:	Preferred distributions (including those of subsidiary)	(19,334)	(19,431)

FFO of the Simon Portfolio		$189,975	$177,569

Percent Increase		7.0%
FFO of the Simon Portfolio		$189,975	$177,569
FFO Allocable to the LP Unitholders		(51,095)	(48,803)

Basic FFO Allocable to the Companies		$138,880	$128,766
Impact of Series A and B Preferred Stock Conversion & Option Exercise(3)		9,506	9,281

Diluted FFO Allocable to the Companies		$148,386	$138,047

Basic Weighted Average Paired Shares Outstanding		173,946	172,001
Effect of Stock Options		582	177
Impact of Series A Preferred 6.5% Convertible		1,894	1,940
Impact of Series B Preferred 6.5% Convertible		12,491	12,491

Diluted Weighted Average Number of Equivalent Paired Shares		188,913	186,609

Basic FFO per Paired Share:
Basic FFO Allocable to the Companies		$138,880	$128,766
Basic Weighted Average Paired Shares Outstanding		173,946	172,001
Basic FFO per Paired Share		$0.80	$0.75
Percent Increase		6.7%
Diluted FFO per Paired Share:
Diluted FFO Allocable to the Companies		$148,386	$138,047
Diluted Weighted Average Number of Equivalent Paired Shares		188,913	186,609
Diluted FFO per Paired Share		$0.79	$0.74
Percent Increase		6.8%

(1)
Includes gains on land sales of $8.6 million and $1.2 million for the three months ended March 31, 2002 and 2001, respectively

(2)
Includes straight-line adjustments to minimum rent of $1.3 million and $4.3 million for the three months ended March 31, 2002 and 2001, respectively.

(3)
Includes dividends of Series A and B Preferred Stock as well as increased allocation of FFO to the Company as a result of assumed increase in the number of common shares outstanding.

SIMON PROPERTY GROUP
Selected Financial Information
As of March 31, 2002
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
				% Change
	2002		2001
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$494,947		$490,676	0.9%
Total EBITDA of the Simon Group Portfolio(5)	$523,707	(6)	$514,751	1.7%
Simon Group's Share of EBITDA(5)	$392,491	(6)	$390,685	0.5%
Net Income Available to Common Shareholders	$30,006	(6)	$30,939	-3.0%
Basic Net Income per Paired Share	$0.17	(6)	$0.19	-10.5%
Diluted Net Income per Paired Share	$0.17	(6)	$0.18	-5.6%
FFO of the Simon Portfolio	$189,975		$177,569	7.0%
Basic FFO Allocable to the Companies	$138,880		$128,766	7.9%
Diluted FFO Allocable to the Companies	$148,386		$138,047	7.5%
Basic FFO per Paired Share	$0.80		$0.75	6.7%
Diluted FFO per Paired Share	$0.79		$0.74	6.8%
Distributions per Paired Share	$0.5250		$0.5050	4.0%
Operational Statistics
Occupancy at End of Period:
Regional Malls(1)	90.9%		90.2%	0.7%
Community Shopping Centers(2)	88.8%		90.7%	-1.9%
Average Base Rent per Square Foot:
Regional Malls(1)	$29.51		$28.60	3.2%
Community Shopping Centers(2)	$9.86		$9.54	3.4%
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot	$37.64		$35.06	7.4%
Closing Base Rent per Square Foot	$31.04		$28.95	7.2%
Releasing Spread per Square Foot	$6.60		$6.11	8.0%
Percentage Increase	21.3%		21.1%	0.2%
Regional Malls:
Total Tenant Sales Volume, in millions(3)(4)	$3,644		$3,658	-0.4%
Comparable Sales per Square Foot(4)	$383		$389	-1.5%
Total Sales per Square Foot(4)	$377		$381	-1.0%
Number of U.S. Properties Open at End of Period	251		250	0.4%
Total U.S. GLA at End of Period, in millions of square feet	186.8		184.9	1.0%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

(3)
Represents only those tenants who report sales.

(4)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(5)
Excludes technology initiatives.

(6)
Includes a currency hedge expense of $5.4 million, or $0.02 per share, related to the RNA acquisition.

SIMON PROPERTY GROUP
Selected Financial Information
As of March 31, 2002
Unaudited
(In thousands, except as noted)

	March 31, 2002	March 31, 2001
Equity Information
Limited Partner Units Outstanding at End of Period	63,830	64,933
Paired Shares Outstanding at End of Period	174,230	172,436

Total Common Shares and Units Outstanding at End of Period	238,060	237,368

Basic Weighted Average Paired Shares Outstanding(1)	173,946	172,001
Diluted Weighted Average Number of Equivalent Paired Shares(1)	188,913	186,609
	March 31, 2002	December 31, 2001
Debt Information
Consolidated Debt	$8,812,130	$8,841,378
Simon Group's Share of Joint Venture Debt	$2,420,480	$2,392,523
Debt-to-Market Capitalization
Common Stock Price at End of Period	$32.63	$29.33
Equity Market Capitalization(2)	$8,779,625	$7,968,576
Total Consolidated Capitalization	$17,591,755	$16,809,954
Total Capitalization—Including Simon Group's Share of JV Debt	$20,012,235	$19,202,477

(1)
For purposes of computing FFO per share.

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of SPG.

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of March 31, 2002

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Avg. Annualized Base Rent Per Leased Sq. Ft. of Owned GLA
Regional Malls
—Anchor	98,330,736	29,946,687	27.0%	95.9%	$4.00
—Mall Store	56,670,267	56,622,371	51.0%	90.8%	$30.23
—Freestanding	3,758,543	1,971,133	1.7%	92.1%	$10.26

Subtotal	60,428,810	58,593,504	52.7%	90.9%	$29.51
Regional Mall Total	158,759,546	88,540,191	79.7%	92.6%
Community Shopping Centers
—Anchor	12,116,092	7,544,794	6.8%	90.1%	$7.98
—Mall Store	4,216,033	4,130,275	3.7%	83.9%	13.86
—Freestanding	763,260	307,649.3%		90.1%	8.59

Community Ctr. Total	17,095,385	11,982,718	10.8%	88.8%	$9.86
Office Portion of Mixed-Use Properties	2,558,306	2,558,306	2.3%	81.9%	$19.01
Value-Oriented Super-Regional Malls	6,614,738	6,481,882	5.8%	93.3%	$17.71
Other	1,801,264	1,569,315	1.4%
GRAND TOTAL	186,829,239	111,132,412	100.00%
Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
3/31/02	90.9%	88.8%
3/31/01	90.2%	90.7%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%
12/31/97	87.3%	91.3%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of March 31, 2002

Average Base Rent

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
3/31/02	$29.51	3.2%	$9.86	3.4%
3/31/01	28.60	—	9.54	—
12/31/01	$29.28	3.4%	$9.83	5.0%
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2
12/31/97	23.65	14.4	7.44	(2.7)

Rental Rates

	Base Rent(1)
			Amount of Change
Year	Store Openings During Period	Store Closings During Period
			Dollar	Percentage
Regional Malls:
2002 (YTD)	$37.64	$31.04	$6.60	21.3%
2001	$34.88	$29.10	$5.78	19.9%
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
1997	29.66	21.26	8.40	39.5
Community Shopping Centers:
2002 (YTD)	$9.17	$12.56	$(3.39)	(27.0)%
2001	$12.79	$9.30	$3.49	37.5%
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)
1997	8.63	9.44	(0.81)	(8.6)

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of March 31, 2002

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/02
Regional Malls—Mall Stores & Freestanding
2002 (4/1 - 12/31)	958	1,381,830	$30.08
2003	1,940	4,637,679	$30.37
2004	1,875	4,669,878	$30.45
2005	1,764	5,285,790	$29.66
2006	1,813	4,968,548	$30.86
2007	1,515	4,559,759	$31.94
2008	1,336	4,567,782	$31.40
2009	1,328	4,308,449	$29.48
2010	1,539	4,655,616	$33.52
2011	1,390	4,374,160	$31.38
2012	698	2,666,552	$30.27
2013 and Thereafter	203	3,185,436	$18.41
Regional Malls—Anchor Tenants
2002 (4/1 - 12/31)	3	318,473	$2.24
2003	14	1,624,771	$2.22
2004	25	2,441,245	$3.27
2005	24	2,958,181	$2.25
2006	25	3,120,697	$2.85
2007	18	2,007,133	$2.11
2008	19	2,202,952	$3.87
2009	16	1,986,791	$2.82
2010	14	1,392,776	$4.01
2011	13	1,355,999	$4.77
2012	17	2,160,513	$4.94
2013 and Thereafter	58	6,840,652	$6.18
Community Centers—Mall Stores & Freestanding
2002 (4/1 - 12/31)	100	153,950	$12.71
2003	158	523,532	$12.57
2004	163	504,472	$13.74
2005	186	619,097	$14.66
2006	138	532,743	$14.23
2007	69	369,004	$11.64
2008	16	110,761	$14.53
2009	12	58,396	$18.65
2010	26	212,470	$13.71
2011	29	189,267	$14.60
2012	11	71,957	$15.61
2013 and Thereafter	11	160,727	$6.21

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of March 31, 2002

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/02
Community Centers—Anchor Tenants
2002 (4/1 - 12/31)	3	79,942	$7.78
2003	12	339,033	$6.62
2004	9	305,410	$5.90
2005	15	606,858	$6.41
2006	16	661,891	$5.67
2007	16	607,159	$5.89
2008	9	237,172	$11.00
2009	13	530,990	$7.27
2010	19	719,935	$9.61
2011	7	162,359	$12.15
2012	10	478,851	$8.86
2013 and Thereafter	36	1,866,181	$9.16

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
SPG's Share of Total Debt Amortization and Maturities by Year
As of March 31, 2002
(In thousands)

Year		SPG's Share of Secured Consolidated Debt	SPG's Share of Unsecured Consolidated Debt	SPG's Share of Unconsolidated Joint Venture Debt	SPG's Share of Total Debt
2002	1	135,793	0	64,123	199,916
2003	2	577,306	993,000	245,142	1,815,448
2004	3	709,371	965,026	217,026	1,891,423
2005	4	215,511	660,000	355,655	1,231,166
2006	5	284,504	550,000	336,146	1,170,650
2007	6	275,230	930,000	145,805	1,351,035
2008	7	95,720	200,000	397,460	693,180
2009	8	338,447	450,000	65,059	853,506
2010	9	106,279	0	303,157	409,436
2011	10	365,958	200,000	158,298	724,256
Thereafter		102,996	525,000	126,914	754,910

Subtotal Face Amounts		$3,207,115	$5,473,026	$2,414,785	$11,094,926

Premiums and Discounts on Indebtedness, Net		(8,844)	(12,514)	5,696	(15,662)

SPG's Share of Total Indebtedness		$3,198,271	$5,460,512	$2,420,481	$11,079,264

SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2002
(In thousands)

	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,488,404	2,350,366	7.36%	6.0
Other Hedged Debt	197,000	185,250	4.44%	3.4
Floating Rate Debt	675,219	671,500	3.15%	2.3

Total Mortgage Debt	3,360,623	3,207,115	6.31%	5.1
Unsecured Debt
Fixed Rate	4,818,200	4,818,200	6.99%	5.3
Floating Rate Debt	171,826	171,826	2.52%	2.0

Subtotal	4,990,026	4,990,026	6.84%	5.1
Revolving Corporate Credit Facility	278,000	278,000	2.53%	1.4
Revolving Corporate Credit Facility (Hedged)	140,000	140,000	2.53%	1.4
Unsecured Term Loan	65,000	65,000	2.68%	1.4

Total Unsecured Debt	5,473,026	5,473,026	6.46%	4.9
Net Discount—Fixed Rate	(15,876)	(15,715)	N/A	N/A
Fair Value Interest Rate Swaps	(5,643)	(5,643)	N/A	N/A

Consolidated Mortgages and Other Indebtedness	8,812,130	8,658,783	6.40%	4.9

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	4,166,906	1,805,794	7.37%	6.3
Other Hedged Debt	897,900	343,319	2.83%	2.6
Floating Rate Debt	663,687	262,477	3.44%	1.9

Total Mortgage Debt	5,728,493	2,411,590	6.30%	5.3
Unsecured Floating Rate Debt	6,500	3,194	4.13%	1.3

Total Unsecured Debt	6,500	3,194	4.13%	1.3
Net Premium—Variable Rate	11,372	5,696	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,746,365	2,420,480	6.30%	5.3

SPG's Share of Total Indebtedness		11,079,263	6.38%	5.0

(1)
Includes $162,984 of variable rate debt, of which $126,953 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of March 31, 2002
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
North Riverside Park Plaza—1		09/01/02	9.38%	3,685	3,685
North Riverside Park Plaza—2		09/01/02	10.00%	3,308	3,308
South Park Mall—3	(7)	09/15/02	7.01%	2,000	2,000
Hutchinson Mall—2	(8)	09/15/02	6.81%	4,400	4,400
Hutchinson Mall—1	(8)	11/01/02	8.44%	11,019	11,019
Palm Beach Mall		12/15/02	7.50%	46,737	46,737

Subtotal 2002				71,149	71,149	7.80%
Principal Mutual Mortgages—Pool 1	(1),(7)	03/15/03	6.66%	76,950	76,950
Principal Mutual Mortgages—Pool 2	(1),(8)	03/15/03	6.62%	109,207	109,207
South Park Mall	(7)	06/15/03	7.25%	23,462	23,462
Century III Mall		07/01/03	6.78%	66,000	66,000
Miami International Mall		12/21/03	6.91%	44,501	26,701

Subtotal 2003				320,120	302,320	6.74%
Battlefield Mall—1		01/01/04	7.50%	44,691	44,691
Battlefield Mall—2		01/01/04	6.81%	43,373	43,373
Forum Phase I—Class A-2		05/15/04	6.19%	44,386	26,632
Forum Phase II—Class A-2		05/15/04	6.19%	40,614	22,338
Forum Phase I—Class A-1		05/15/04	7.13%	46,996	28,198
Forum Phase II—Class A-1		05/15/04	7.13%	43,004	23,652
CMBS Loan—Fixed Component	(10)	12/15/04	7.31%	174,682	174,682
CMBS Loan—Variable Component	(4),(10)	12/15/04	6.20%	49,784	49,784

Subtotal 2004				487,530	413,349	6.99%
Tippecanoe Mall—1		01/01/05	8.45%	43,500	43,500
Tippecanoe Mall—2		01/01/05	6.81%	15,424	15,424
Melbourne Square		02/01/05	7.42%	37,673	37,673
Cielo Vista Mall—2		11/01/05	8.13%	1,184	1,184

Subtotal 2005				97,781	97,781	7.79%
Treasure Coast Square—1		01/01/06	7.42%	50,417	50,417
Treasure Coast Square—2		01/01/06	8.06%	11,756	11,756
Gulf View Square		10/01/06	8.25%	35,601	35,601
Paddock Mall		10/01/06	8.25%	28,315	28,315

Subtotal 2006				126,089	126,089	7.90%
Cielo Vista Mall—1	(3)	05/01/07	9.38%	52,712	52,712
Cielo Vista Mall—3	(3)	05/01/07	6.76%	37,541	37,541
Lakeline Mall		05/01/07	7.65%	70,275	70,275
McCain Mall—1	(3)	05/01/07	9.38%	24,613	24,613
McCain Mall—2	(3)	05/01/07	6.76%	17,328	17,328
Valle Vista Mall—1	(3)	05/01/07	9.38%	32,599	32,599
Valle Vista Mall—2	(3)	05/01/07	6.81%	7,704	7,704
University Park Mall		10/01/07	7.43%	59,500	35,700

Subtotal 2007				302,272	278,472	8.10%
Arsenal Mall—1		09/28/08	6.75%	33,739	33,739

Subtotal 2008				33,739	33,739	6.75%

College Mall—1	(2)	01/01/09	7.00%	39,177	39,177
College Mall—2	(2)	01/01/09	6.67%	11,565	11,565
Greenwood Park Mall—1	(2)	01/01/09	7.00%	32,812	32,812
Greenwood Park Mall—2	(2)	01/01/09	6.76%	59,750	59,750
Towne East Square—1	(2)	01/01/09	7.00%	51,795	51,795
Towne East Square—2	(2)	01/01/09	6.81%	24,100	24,100
Bloomingdale Court		10/01/09	7.78%	29,259	29,259
Forest Plaza		10/01/09	7.78%	16,048	16,048
Lake View Plaza		10/01/09	7.78%	21,332	21,332
Lakeline Plaza		10/01/09	7.78%	23,387	23,387
Lincoln Crossing		10/01/09	7.78%	3,231	3,231
Matteson Plaza		10/01/09	7.78%	9,394	9,394
Muncie Plaza		10/01/09	7.78%	8,122	8,122
Regency Plaza		10/01/09	7.78%	4,403	4,403
St. Charles Towne Plaza		10/01/09	7.78%	28,182	28,182
West Ridge Plaza		10/01/09	7.78%	5,676	5,676
White Oaks Plaza		10/01/09	7.78%	17,321	17,321

Subtotal 2009				385,554	385,554	7.28%
Trolley Square		08/01/10	9.03%	29,490	26,541
Crystal River		11/11/10	7.63%	16,120	16,120
Biltmore Square		12/11/10	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				124,860	102,603	8.19%
Ingram Park Mall	(9)	08/11/11	6.99%	83,852	83,852
Knoxville Center	(9)	08/11/11	6.99%	63,498	63,498
Northlake Mall	(9)	08/11/11	6.99%	73,252	73,252
Towne West Square	(9)	08/11/11	6.99%	54,889	54,889
Tacomaa Mall		09/28/11	7.00%	134,440	134,440

Subtotal 2011				409,931	409,931	6.99%
Chesapeake Center		05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The		05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The		05/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		05/15/16	8.20%	2,022	2,022

Subtotal 2016				2,022	2,022	8.20%
Sunland Park Mall		01/01/26	8.63%	38,139	38,139

Subtotal 2026				38,139	38,139	8.63%
Keystone at the Crossing		07/01/27	7.85%	61,971	61,971

Subtotal 2027				61,971	61,971	7.85%
Other		4/20/05	7.60%	12,246	12,246

Total Consolidated Fixed Rate Mortgage Debt				2,488,404	2,350,366	7.36%

Variable Rate Mortgage Debt:
Randall Park Mall—1	(11)	12/11/01	8.35%	35,000	35,000
Randall Park Mall—2	(11)	12/11/01	6.88%	5,000	5,000

Subtotal 2001				40,000	40,000	8.17%
Bowie Mall—1	(5)	12/14/02	3.38%	1,294	1,294

Subtotal 2002				1,294	1,294	3.38%
Raleigh Springs Mall		02/23/03	3.53%	11,000	11,000
Richmond Towne Square	(1)	07/15/03	2.88%	58,646	58,646
Shops @ Mission Viejo	(1)	08/31/03	2.93%	148,073	148,073
Arboretum	(1)	11/30/03	3.38%	34,000	34,000

Subtotal 2003				251,719	251,719	3.00%
Jefferson Valley Mall	(1)	01/11/04	3.13%	60,000	60,000
North East Mall	(1)	05/21/04	3.25%	149,007	149,007
Waterford Lakes		08/16/04	3.28%	67,296	67,296

Subtotal 2004				276,303	276,303	3.23%
Brunswick Square	(1)	06/12/05	3.38%	45,000	45,000
Bowie Mall—2	(1),(5)	12/14/05	3.38%	52,340	52,340

Subtotal 2005				97,340	97,340	3.38%
Chesapeake Square	(1)	07/01/06	4.63%	47,000	35,250
Riverway	(1)	10/01/06	3.03%	110,000	110,000

Subtotal 2006				157,000	145,250	3.42%
White Oaks Mall	(1)	02/25/08	2.98%	48,563	44,844

Subtotal 2008				48,563	44,844	2.98%

Total Variable Rate Mortgage Debt				872,219	856,750	3.43%

Total Consolidated Mortgage Debt				3,360,623	3,207,115	6.31%

Fixed Rate Unsecured Debt:
Retail Property Trust (Bonds)		04/01/03	7.05%	100,000	100,000
Simon Property Group, LP (Bonds)		06/15/03	6.63%	375,000	375,000
Simon Property Group, LP (PATS)		11/15/03	6.75%	100,000	100,000

Subtotal 2003				575,000	575,000	6.72%
Shopping Center Associates (Bonds)		01/15/04	6.75%	150,000	150,000
Simon Property Group, LP (Bonds)		02/09/04	6.75%	300,000	300,000
Simon ERE Facility	(1)	07/31/04	7.75%	28,200	28,200
Simon Property Group, LP (Bonds)		07/15/04	6.75%	100,000	100,000
Retail Property Trust (Bonds)		08/15/04	7.75%	150,000	150,000

Subtotal 2004				728,200	728,200	6.99%
Shopping Center Associates (Bonds)		05/15/05	7.63%	110,000	110,000
Simon Property Group, LP (Bonds)		06/15/05	6.75%	300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	150,000	150,000

Subtotal 2005				660,000	660,000	6.98%

Simon Property Group, LP (Bonds)		01/20/06	7.38%	300,000	300,000
Simon Property Group, LP (Bonds)		11/15/06	6.88%	250,000	250,000

Subtotal 2006				550,000	550,000	7.15%
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	180,000	180,000
Simon Property Group, LP (Bonds)		11/15/07	6.38%	750,000	750,000

Subtotal 2007				930,000	930,000	6.52%
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000

Subtotal 2008				200,000	200,000	7.00%
Simon Property Group, LP (Bonds)		02/09/09	7.13%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/09	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
Simon Property Group, LP (Bonds)		01/20/11	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Retail Property Trust (Bonds)		09/01/13	7.18%	75,000	75,000

Subtotal 2013				75,000	75,000	7.18%
Retail Property Trust (Bonds)		03/15/16	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
Simon Property Group, LP (Bonds)		06/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				4,818,200	4,818,200	6.99%

Variable Rate Unsecured Debt:
Corporate Revolving Credit Facility	(12)	08/25/03	2.53%	418,000	418,000

Subtotal 2003				418,000	418,000	2.53%
Simon Property Group, LP (Term Loan)	(1)	02/28/04	2.53%	150,000	150,000
Simon Property Group, LP (Term Loan)	(1)	03/15/04	2.68%	65,000	65,000
Simon ERE Facility	(1)	07/31/04	2.48%	21,826	21,826

Subtotal 2004				236,826	236,826	2.57%

Total Unsecured Variable Rate Debt				654,826	654,826	2.54%

Total Unsecured Debt				5,473,026	5,473,026	6.46%

Net Discount on Fixed-Rate Indebtedness				(15,876)	(15,715)	N/A
Fair Value Interest Rate Swaps				(5,643)	(5,643)	N/A
Total Consolidated Debt				8,812,130	8,658,783	6.40%

JointVenture Indebtedness
Fixed Rate Mortgage Debt:
Crystal Mall		02/01/03	8.66%	46,461	34,645
Avenues, The		05/15/03	8.36%	54,977	13,744

Subtotal 2003				101,438	48,390	8.57%
Solomon Pond		02/01/04	7.83%	93,732	46,058
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,289	4,145
Indian River Mall		11/01/04	7.58%	45,993	22,997

Subtotal 2004				309,014	152,310	8.42%
Westchester, The—1		09/01/05	8.74%	147,671	59,068
Westchester, The—2		09/01/05	7.20%	52,348	20,939

Subtotal 2005				200,019	80,008	8.34%
Cobblestone Court		01/01/06	7.64%	6,179	2,163
Crystal Court		01/01/06	7.64%	3,569	1,249
Fairfax Court		01/01/06	7.64%	10,319	2,709
Gaitway Plaza		01/01/06	7.64%	7,349	1,715
Plaza at Buckland Hills, The		01/01/06	7.64%	17,679	6,055
Ridgewood Court		01/01/06	7.64%	7,979	2,793
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,959	3,136
West Town Corners		01/01/06	7.64%	10,329	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,489	2,271
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan—Fixed Component (IBM)	(6)	05/15/06	7.41%	300,000	150,000
CMBS Loan—Fixed Component—2 (IBM)	(6)	05/15/06	8.13%	57,100	28,550
Great Northeast Plaza		06/01/06	9.04%	17,123	8,562
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Mall of Georgia Crossing		06/09/06	7.25%	34,036	17,018
Greendale Mall		11/01/06	8.23%	41,312	20,300

Subtotal 2006				664,562	284,501	7.65%
Town Center at Cobb—1		04/01/07	7.54%	48,896	24,448
Town Center at Cobb—2		04/01/07	7.25%	64,068	32,034
Gwinnett Place—1		04/01/07	7.54%	38,378	19,189
Gwinnett Place—2		04/01/07	7.25%	84,186	42,093
Mall at Rockingham		08/01/07	7.88%	98,650	24,237

Subtotal 2007				334,178	142,001	7.45%

Metrocenter		02/28/08	8.45%	29,748	14,874
Aventura Mall—A		04/06/08	6.55%	141,000	47,000
Aventura Mall—B		04/06/08	6.60%	25,400	8,467
Aventura Mall—C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	102,531	50,381
Mall of New Hampshire—2		10/01/08	8.53%	8,357	4,106
Grapevine Mills—1		10/01/08	6.47%	155,000	58,125
Fashion Valley Mall—1		10/11/08	6.49%	170,000	85,000
Fashion Valley Mall—2		10/11/08	6.58%	29,124	14,562
Ontario Mills—2		11/02/08	6.75%	140,259	35,065
Source, The		11/06/08	6.65%	124,000	31,000
Grapevine Mills—2		11/05/08	8.39%	14,382	5,393
Ontario Mills—3		12/05/08	8.00%	10,419	2,605

Subtotal 2008				1,059,820	405,778	6.77%
Apple Blossom Mall		09/10/09	7.99%	40,209	19,758
Auburn Mall		09/10/09	7.99%	47,073	23,130
European Assets—Fixed Components		12/13/09	6.37%	32,719	10,558
Ontario Mills—1		12/28/09	6.00%	3,345	836

Subtotal 2009				123,346	54,283	7.65%
Mall of Georgia		07/01/10	7.09%	200,000	100,000
Coral Square		10/01/10	8.00%	90,000	45,000
Arizona Mills		10/05/10	7.90%	144,582	38,048
Florida Mall, The		11/13/10	7.55%	267,188	133,594

Subtotal 2010				701,770	316,642	7.51%
Atrium at Chestnut Hill		03/11/11	6.89%	48,689	23,925
Cape Cod Mall		03/11/11	6.80%	99,042	48,667
Highland Mall		06/30/11	6.83%	70,639	35,320
Fashion Centre Pentagon Retail		09/11/11	6.63%	166,136	70,608

Subtotal 2011				384,506	178,519	6.75%
Dadeland Mall		01/31/12	6.75%	199,753	99,877
Square One		03/11/12	6.73%	95,000	46,681

Subtotal 2012				294,753	146,557	6.74%

Total Joint Venture Fixed Rate Mortgage Debt				4,173,406	1,808,988	7.37%

Variable Rate Mortgage Debt:
Shops at Sunset Place, The		06/30/02	3.03%	113,829	42,686
Montreal Forum		07/31/02	6.50%	34,460	12,276

Subtotal 2002				148,289	54,962	3.80%
CMBS Loan—Floating Component (IBM)	(6)	05/15/03	2.38%	184,500	92,250
Liberty Tree Mall	(1)	10/01/03	3.38%	45,797	22,504
Concord Mills	(1)	12/02/03	3.23%	179,864	67,449

Subtotal 2003				410,161	182,203	2.82%

Circle Centre Mall—1	(1)	01/31/04	2.32%	60,000	8,802
Circle Centre Mall—2	(1)	01/31/04	3.38%	7,500	1,100
Orlando Premium Outlets		02/12/04	3.18%	59,103	29,552
Fashion Centre Pentagon Office	(1)	09/10/04	3.38%	33,000	14,025

Subtotal 2004				159,603	53,479	3.09%
Mall of America	(1)	03/10/05	2.41%	312,000	85,800
Emerald Square Mall—1	(1)	04/01/05	3.18%	129,400	63,584
Emerald Square Mall—2	(1)	04/01/05	4.93%	15,600	7,665
Arundel Mills	(1)	04/30/05	3.28%	174,247	65,343
Northfield Square	(1)	04/30/05	4.38%	37,000	11,692
Seminole Towne Center	(1)	07/01/05	4.38%	70,500	31,725

Subtotal 2005				738,747	265,809	3.20%
CMBS Loan—Floating Component—2 (IBM)	(6)	05/15/06	2.25%	81,400	40,700

Subtotal 2006				81,400	40,700	2.25%
European Assets—Variable Components		08/10/09	5.76%	16,887	5,449

Subtotal 2009				16,887	5,449	5.76%

Total Joint Venture Variable Rate Mortgage Debt				1,555,087	602,602	3.09%

Unsecured Debt:
Mayflower Realty Credit Facility	(1)	07/12/03	4.13%	6,500	3,194

Subtotal 2003				6,500	3,194	4.13%

Total Unsecured Debt				6,500	3,194	4.13%

Net Premium on JV Variable-Rate Indebtedness				11,372	5,696
Total Joint Venture Debt				5,746,365	2,420,480	6.30%

SPG's Share of Total Indebtedness				14,558,495	11,079,263	6.38%

Footnotes:

(1)
Includes applicable extensions available at Simon Group's option.

(2)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(4)
Through an interest rate protection agreement, effectively fixed at an all-in rate of 6.2%.

(5)
These Notes are cross-collateralized.

(6)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen Properties. A weighted average rate is used.

(7)
This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park, Longview, and South Park). A weighted average rate is used for these Pool 1 Properties.

(8)
This property is a component of Pool 2 with Principal Mutual. The loan is secured by cross-collateralized and cross-defaulted mortgages encumbering six of the Properties (Eastland, Hutchinson, Markland, Midland, North Towne Square and Forest Mall).

(9)
These four notes are cross-collateralized.

(10)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven Properties.

(11)
Simon Group is currently in process of disposing of asset.

(12)
Subsequent to March 31, 2002, Simon Group refinanced its Corporate Revolving Credit Facility, with essentially the same terms, extending its maturity date to April 16, 2005 with the option to exercise a one-year extension available at Simon Group's option.

SIMON PROPERTY GROUP
Summary of Variable Rate Debt and Interest Rate Protection Agreements
As of March 31, 2002
(In thousands)

Property Name	Maturity Date	Principal Balance 03/31/02	SPG Ownership %	SPG's Share of Loan Balance	Interest Rate(1) 03/31/02	Terms of Variable Rate	Terms of Interest Rate Protection Agreement
Consolidated Indebtedness:
Variable Rate Debt Effectively Fixed to Maturity:
Forum Phase I—Class A-2	05/15/04	44,386	60.00%	26,632	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.19%.
Forum Phase II—Class A-2	05/15/04	40,614	55.00%	22,338	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.19%.
Simon ERE Facility—Swap component	07/31/04	28,200	100.00%	28,200	7.750%	EURIBOR + 0.600%	Through a cross-currency swap, effectively fixed notional amount and EURIBOR to equate to a USD notional amount at a USD rate of 7.75%.
CMBS Loan—Variable Component	12/15/04	49,784	100.00%	49,784	6.200%	LIBOR + 0.405%	Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.2%.
		162,984		126,953

Other Hedged Debt:
Randall Park Mall—1	12/11/01	35,000	100.00%	35,000	8.350%	LIBOR + 3.100%	LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Randall Park Mall—2	12/11/01	5,000	100.00%	5,000	6.879%	LIBOR + 5.000%	LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Unsecured Revolving Credit Facility—(1.25B—capped)	09/21/51	140,000	100.00%	140,000	2.529%	LIBOR + 0.650%	LIBOR Capped at a rate subject to an 11.53% LIBOR cap on $90M and a 16.77% LIBOR cap on $50M
Chesapeake Square	07/01/06	47,000	75.00%	35,250	4.629%	LIBOR + 2.750%	LIBOR Capped at a rate of 6.50% through July 1, 2004.
Riverway	10/01/06	110,000	100.00%	110,000	3.029%	LIBOR + 1.150%	LIBOR Capped at a rate of 8.10% through August 1, 2003.
		337,000		325,250

Floating Rate Debt:
Bowie Mall—1	12/14/02	1,294	100.00%	1,294	3.379%	LIBOR + 1.500%
Raleigh Springs Mall	02/23/03	11,000	100.00%	11,000	3.529%	LIBOR + 1.650%
Richmond Towne Square	07/15/03	58,646	100.00%	58,646	2.879%	LIBOR + 1.000%
Unsecured Revolving Credit Facility	08/25/03	278,000	100.00%	278,000	2.529%	LIBOR + 0.650%
Shops @ Mission Viejo	08/31/03	148,073	100.00%	148,073	2.929%	LIBOR + 1.050%
Arboretum	11/30/03	34,000	100.00%	34,000	3.379%	LIBOR + 1.500%
Jefferson Valley Mall	01/11/04	60,000	100.00%	60,000	3.129%	LIBOR + 1.250%
SPG, L.P. Unsecured Term Loan—4	02/28/04	150,000	100.00%	150,000	2.529%	LIBOR + 0.650%
SPG, L.P. Unsecured Term Loan—3	03/15/04	65,000	100.00%	65,000	2.679%	LIBOR + 0.800%
North East Mall	05/21/04	149,007	100.00%	149,007	3.254%	LIBOR + 1.375%
Simon ERE Facility—Variable component	07/31/04	21,826	100.00%	21,826	2.479%	EURIBOR + 0.600%
Waterford Lakes	08/16/04	67,296	100.00%	67,296	3.279%	LIBOR + 1.400%
Brunswick Square	06/12/05	45,000	100.00%	45,000	3.379%	LIBOR + 1.500%
Bowie Mall—2	12/14/05	52,340	100.00%	52,340	3.379%	LIBOR + 1.500%
White Oaks Mall	02/25/08	48,563	92.34%	44,844	2.979%	LIBOR + 1.100%

		1,190,045		1,186,326

SIMON PROPERTY GROUP
Summary of Variable Rate Debt and Interest Rate Protection Agreements
As of March 31, 2002
(In thousands)

Property Name	Maturity Date	Principal Balance 03/31/02	SPG Ownership %	SPG's Share of Loan Balance	Interest Rate(1) 03/31/02	Terms of Variable Rate	Terms of Interest Rate Protection Agreement
Joint Venture Indebtedness:
Other Hedged Debt:
CMBS Loan—Floating Component (IBM)	05/15/03	184,500	50.00%	92,250	2.375%	LIBOR + 0.4965%(2)	LIBOR Capped at 11.53% through maturity.(3)
Circle Centre Mall—1	01/31/04	60,000	14.67%	8,802	2.319%	LIBOR + 0.440%	LIBOR Capped at 8.81% through January 31, 2003.
Circle Centre Mall—2	01/31/04	7,500	14.67%	1,100	3.379%	LIBOR + 1.500%	LIBOR Capped at 7.75% through January 31, 2003.
Emerald Square Mall—1	04/01/05	129,400	49.14%	63,584	3.179%	LIBOR + 1.300%	LIBOR Capped at 7.70% through March 31, 2003.
Emerald Square Mall—2	04/01/05	15,600	49.14%	7,665	4.929%	LIBOR + 3.050%	LIBOR Capped at 7.95% through March 31, 2003.
Mall of America	04/30/05	312,000	27.50%	85,800	2.414%	LIBOR + 0.5348%	LIBOR Capped at 8.7157% through March 12, 2003.
Northfield Square	07/01/05	37,000	31.60%	11,692	4.379%	LIBOR + 2.500%	LIBOR Capped at 8.50% through April 30, 2003, embedded.
Seminole Towne Center	05/15/06	70,500	45.00%	31,725	4.379%	LIBOR + 2.500%	LIBOR Capped at 8% through July 1, 2003.
CMBS Loan—Floating Component—2 (IBM)	07/01/05	81,400	50.00%	40,700	2.248%	LIBOR + 0.3695%(2)	LIBOR Capped at 11.83% through maturity.

		897,900		343,319

Floating Rate Debt:
Shops at Sunset Place, The	06/30/02	113,829	37.50%	42,686	3.029%	LIBOR + 1.150%
Montreal Forum	07/31/02	34,460	35.63%	12,276	6.500%	Canadian Prime + 1.75%
Mayflower Realty Credit Facility	07/12/03	6,500	49.14%	3,194	4.129%	LIBOR + 2.250%
Liberty Tree Mall	10/01/03	45,797	49.14%	22,504	3.379%	LIBOR + 1.500%
Concord Mills	12/02/03	179,864	37.50%	67,449	3.229%	LIBOR + 1.350%
Orlando Premium Outlets	02/12/04	59,103	50.00%	29,552	3.179%	LIBOR + 1.300%
Fashion Centre Pentagon Office	09/10/04	33,000	42.50%	14,025	3.379%	LIBOR + 1.500%
Arundel Mills	04/30/05	174,247	37.50%	65,343	3.279%	LIBOR + 1.400%
European Assets—Variable Components	08/10/09	16,887	32.27%	5,449	5.764%	EURIBOR + 2.4165%(2)

		663,687		262,477

Footnotes:

(1)
LIBOR based on 1.8788%.

(2)
Represents the weighted average spread.

(3)
Represents the weighted average cap rate.

SIMON PROPERTY GROUP
Significant Renovation/Expansion Activities
As of March 31, 2002

Mall/ Location	Simon Group's Ownership Percentage	Actual/ Projected Opening	Projected Cost (in millions) (1)	GLA Before Renov/Expan (sq. ft.)	New or Incremental GLA (sq. ft.)
Projects Under Construction
The Galleria (renovation) Houston, TX	31%	7/02	$25	1,825,000	—
Project Description:	Mall renovation
The Galleria (expansion) Houston, TX	31%	3/03	$119	1,825,000	700,000
Project Description:	Addition of Nordstrom, Foley's and small shops with complete mall renovation
SouthPark Charlotte, NC	100%	Spring 2004	$100	1,094,000	263,000
Project Description:	Addition of Nordstrom, 60,000 sq. ft. expansion of Hecht's, 50,000 sq. ft. of small shops, Cheesecake Factory, Maggianos & an additional anchor pad
Florida Mall Orlando, FL	50%	9/02	$50	1,632,000	198,000
Project Description:	Addition of Nordstrom, Lord & Taylor and small shop expansion
Dadeland Mall Miami, FL	50%	11/02	$25	1,405,000	—
Project Description:	Mall renovation
Barton Creek Square Austin, TX	100%	8/03	$24	1,418,000	16,000
Project Description:	Addition of Nordstrom and 40,000 sq. ft. of small shops in the former Montgomery Ward location
Bay Park Square Green Bay, WI	100%	10/03	$21	668,000	52,000
Project Description:	Addition of Younkers and 60,000 sq. ft. of small shops in the former Montgomery Ward location

(1)
Total Projected Cost reflects net development costs and does not reflect SPG's share. Total Projected Cost also includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2002

(In millions)

		Joint Venture Properties
	Consolidated Properties	Total	Simon's Share
New Developments	$3.4	$26.4	$8.8
Renovations and Expansions	11.0	13.5	6.3
Tenant Allowances	8.9	2.4	1.0
Operational Capital Expenditures at Properties	1.5	1.3	.6

Totals	$24.8	$43.6	$16.7

SIMON PROPERTY GROUP
Property Listing (sorted by state)
As of March 31, 2002

					Gross Leasable Area
Property Name	State	City	Type	Ownership	Total	Anchor	Mall & Freestanding*
Retail and Mixed-Use Projects:
Arizona Mills	AZ	Tempe	Mills	26.3%	1,227,442	342,456	884,986
Metrocenter	AZ	Phoenix	Mall	50.0%	1,367,030	876,027	491,003
Southgate Mall	AZ	Yuma	Mall	100.0%	321,564	252,264	69,300
McCain Mall	AR	N. Little Rock	Mall	100.0%	777,079	554,156	222,923
University Mall	AR	Little Rock	Mall	100.0%	565,335	412,761	152,574
Brea Mall	CA	Brea	Mall	100.0%	1,304,307	874,802	429,505
Fashion Valley Mall	CA	San Diego	Mall	50.0%	1,710,009	1,053,305	656,704
Laguna Hills Mall	CA	Laguna Hills	Mall	100.0%	867,129	536,500	330,629
Ontario Mills	CA	Ontario	Mills	25.0%	1,587,638	470,298	1,117,340
Santa Rosa Plaza	CA	Santa Rosa	Mall	100.0%	696,411	428,258	268,153
Shops at Mission Viejo	CA	Mission Viejo	Mall	100.0%	1,147,954	677,215	470,739
Westminster Mall	CA	Westminster	Mall	100.0%	1,042,866	541,939	500,927
Aurora Mall	CO	Aurora	Mall	100.0%	1,014,059	566,015	448,044
Mesa Mall	CO	Grand Junction	Mall	50.0%	856,222	425,817	430,405
Crystal Mall	CT	Waterford	Mall	74.6%	793,402	442,311	351,091
Plaza at Buckland Hills	CT	Manchester	Comm Cnt	35.0%	334,487	252,179	82,308
Aventura Mall	FL	Miami Beach	Mall	33.3%	1,898,799	1,242,098	656,701
Avenues, The	FL	Jacksonville	Mall	25.0%	1,112,607	754,956	357,651
Boynton Beach Mall	FL	Boynton Beach	Mall	100.0%	1,184,620	885,101	299,519
Coral Square	FL	Coral Springs	Mall	50.0%	945,493	648,144	297,349
Cordova Mall	FL	Pensacola	Mall	100.0%	870,324	507,073	363,251
Crystal River Mall	FL	Crystal River	Mall	100.0%	423,941	302,495	121,446
Dadeland Mall	FL	North Miami Beach	Mall	50.0%	1,405,390	1,062,072	343,318
DeSoto Square	FL	Bradenton	Mall	100.0%	689,044	435,467	253,577
Edison Mall	FL	Fort Myers	Mall	100.0%	1,042,622	742,667	299,955
Florida Mall, The	FL	Orlando	Mall	50.0%	1,632,231	1,045,085	587,146
Gaitway Plaza	FL	Ocala	Comm Cnt	23.3%	229,972	163,610	66,362
Grove @ Lakeland Square	FL	Lakeland	Comm Cnt	100.0%	215,591	142,317	73,274
Gulf View Square	FL	Port Richey	Mall	100.0%	804,268	568,882	235,386
Highland Lakes Center	FL	Orlando	Comm Cnt	100.0%	478,014	372,316	105,698
Indian River Commons	FL	Vero Beach	Comm Cnt	50.0%	264,681	254,965	9,716
Indian River Mall	FL	Vero Beach	Mall	50.0%	747,997	445,552	302,445
Lake Square Mall	FL	Leesburg	Mall	50.0%	560,796	296,037	264,759
Melbourne Square	FL	Melbourne	Mall	100.0%	729,378	471,173	258,205
Miami International Mall	FL	South Miami	Mall	60.0%	973,008	683,308	289,700
Orange Park Mall	FL	Orange Park	Mall	100.0%	925,253	534,180	391,073
Orlando Premium Outlets	FL	Orlando	Mall	50.0%	427,765	0	427,765
Paddock Mall	FL	Ocala	Mall	100.0%	559,837	387,378	172,459
Palm Beach Mall	FL	West Palm Beach	Mall	100.0%	1,094,509	749,288	345,221
Port Charlotte Town Center	FL	Port Charlotte	Mall	80.0%	780,623	458,554	322,069
Royal Eagle Plaza	FL	Coral Springs	Comm Cnt	35.0%	199,053	124,479	74,574
Seminole Towne Center	FL	Sanford	Mall	45.0%	1,153,560	768,798	384,762
Terrace @ the Florida Mall	FL	Orlando	Comm Cnt	100.0%	329,362	281,831	47,531
The Shops @ Sunset Place	FL	Miami	Mall	37.5%	503,801	0	503,801
Town Center at Boca Raton	FL	Boca Raton	Mall	100.0%	1,554,951	1,061,076	493,875

Treasure Coast Square	FL	Jensen Beach	Mall	100.0%	872,349	511,372	360,977
Tyrone Square	FL	St. Petersburg	Mall	100.0%	1,128,965	748,269	380,696
University Mall	FL	Pensacola	Mall	100.0%	707,534	478,449	229,085
Waterford Lakes Town Center	FL	Orlando	Comm Cnt	100.0%	817,973	501,197	316,776
West Town Corners	FL	Altamonte Springs	Comm Cnt	23.3%	385,026	263,782	121,244
Westland Park Plaza	FL	Jacksonville	Comm Cnt	23.3%	163,154	123,548	39,606
Gwinnett Place	GA	Duluth (Atlanta)	Mall	50.0%	1,276,468	843,609	432,859
Lenox Square	GA	Atlanta	Mall	100.0%	1,480,632	821,356	659,276
Mall of Georgia	GA	Buford (Atlanta)	Mall	50.0%	1,785,693	989,590	796,103
Mall of Georgia Crossing	GA	Buford (Atlanta)	Comm Cnt	50.0%	440,612	357,726	82,886
Northlake Mall	GA	Atlanta	Mall	100.0%	961,979	665,745	296,234
Phipps Plaza	GA	Atlanta	Mall	100.0%	821,027	472,385	348,642
Town Center at Cobb	GA	Kennesaw (Atlanta)	Mall	50.0%	1,272,909	851,346	421,563
Alton Square	IL	Alton	Mall	100.0%	639,076	426,315	212,761
Bloomingdale Court	IL	Bloomingdale	Comm Cnt	100.0%	598,762	425,886	172,876
Bridgeview Court	IL	Bridgeview	Comm Cnt	100.0%	273,678	216,491	57,187
Countryside Plaza	IL	Countryside	Comm Cnt	100.0%	435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	Comm Cnt	35.0%	278,971	201,993	76,978
Forest Plaza	IL	Rockford	Comm Cnt	100.0%	429,250	325,170	104,080
Fox River Plaza	IL	Elgin	Comm Cnt	100.0%	322,997	276,096	46,901
Lake Plaza	IL	Waukegan	Comm Cnt	100.0%	215,498	170,789	44,709
Lake View Plaza	IL	Orland Park	Comm Cnt	100.0%	381,906	281,054	100,852
Lincoln Crossing	IL	O'Fallon	Comm Cnt	100.0%	161,337	134,935	26,402
Lincolnwood Town Center	IL	Lincolnwood	Mall	100.0%	422,106	220,830	201,276
Machesney Park Mall	IL	Rockford	Mall	100.0%	554,975	312,920	242,055
Matteson Plaza	IL	Matteson	Comm Cnt	100.0%	275,455	230,885	44,570
North Ridge Plaza	IL	Joliet	Comm Cnt	100.0%	305,070	190,323	114,747
North Riverside Park Plaza	IL	North Riverside	Comm Cnt	100.0%	119,608	58,587	61,021
Northfield Square Mall	IL	Bourbonnais	Mall	31.6%	558,377	310,994	247,383
Northwoods Mall	IL	Peoria	Mall	100.0%	695,501	472,969	222,532
Orland Square	IL	Orland Park	Mall	100.0%	1,217,507	773,295	444,212
River Oaks Center	IL	Calumet City	Mall	100.0%	1,362,404	834,588	527,816
SouthPark Mall	IL	Moline	Mall	50.0%	1,033,056	578,056	455,000
White Oaks Mall	IL	Springfield	Mall	77.0%	951,377	601,708	349,669
White Oaks Plaza	IL	Springfield	Comm Cnt	100.0%	400,303	275,703	124,600
Willow Knolls Court	IL	Peoria	Comm Cnt	35.0%	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	Comm Cnt	35.0%	272,452	228,813	43,639
Brightwood Plaza	IN	Indianapolis	Comm Cnt	100.0%	38,493	0	38,493
Castleton Square	IN	Indianapolis	Mall	100.0%	1,460,947	1,082,021	378,926
Circle Centre	IN	Indianapolis	Mall	14.7%	795,291	350,000	445,291
College Mall	IN	Bloomington	Mall	100.0%	706,885	439,766	267,119
Eastland Convenience Center	IN	Evansville	Comm Cnt	50.0%	173,069	60,000	113,069
Eastland Mall	IN	Evansville	Mall	50.0%	898,827	532,955	365,872
Fashion Mall at Keystone	IN	Indianapolis	Mall	100.0%	655,166	249,721	405,445
Greenwood Park Mall	IN	Greenwood	Mall	100.0%	1,328,038	898,928	429,110
Greenwood Plus	IN	Greenwood	Comm Cnt	100.0%	165,481	134,141	31,340
Griffith Park Plaza	IN	Griffith	Comm Cnt	100.0%	274,230	175,595	98,635
Keystone Shoppes	IN	Indianapolis	Comm Cnt	100.0%	29,140	0	29,140
Lafayette Square	IN	Indianapolis	Mall	100.0%	1,215,048	937,223	277,825
Markland Mall	IN	Kokomo	Mall	100.0%	393,009	252,444	140,565
Markland Plaza	IN	Kokomo	Comm Cnt	100.0%	95,996	29,957	66,039

Mounds Mall	IN	Anderson	Mall	100.0%	404,353	277,256	127,097
Mounds Mall Cinema	IN	Anderson	Comm Cnt	100.0%	7,500	7,500	0
Muncie Mall	IN	Muncie	Mall	100.0%	656,721	435,756	220,965
Muncie Plaza	IN	Muncie	Comm Cnt	100.0%	172,651	145,456	27,195
New Castle Plaza	IN	New Castle	Comm Cnt	100.0%	91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	Comm Cnt	100.0%	204,372	130,003	74,369
Richmond Square	IN	Richmond	Mall	100.0%	391,217	260,562	130,655
Teal Plaza	IN	Lafayette	Comm Cnt	100.0%	101,087	98,337	2,750
Tippecanoe Mall	IN	Lafayette	Mall	100.0%	860,902	568,373	292,529
Tippecanoe Plaza	IN	Lafayette	Comm Cnt	100.0%	94,598	85,811	8,787
University Center	IN	Mishawaka	Comm Cnt	60.0%	150,548	104,359	46,189
University Park Mall	IN	Mishawaka	Mall	60.0%	941,112	622,508	318,604
Village Park Plaza	IN	Carmel	Comm Cnt	35.0%	528,200	414,027	114,173
Wabash Village	IN	West Lafayette	Comm Cnt	100.0%	124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	Comm Cnt	100.0%	50,107	21,500	28,607
Washington Square	IN	Indianapolis	Mall	100.0%	1,139,791	832,326	307,465
Lindale Mall	IA	Cedar Rapids	Mall	50.0%	691,623	305,563	386,060
NorthPark Mall	IA	Davenport	Mall	50.0%	1,057,084	651,533	405,551
Southern Hills Mall	IA	Sioux City	Mall	50.0%	748,695	313,577	435,118
SouthRidge Mall	IA	Des Moines	Mall	50.0%	1,008,088	497,806	510,282
Wood Plaza	IA	Fort Dodge	Comm Cnt	100.0%	96,195	36,202	59,993
Hutchinson Mall	KS	Hutchinson	Mall	100.0%	525,672	277,665	248,007
Towne East Square	KS	Wichita	Mall	100.0%	1,092,111	662,313	429,798
Towne West Square	KS	Wichita	Mall	100.0%	965,794	628,971	336,823
West Ridge Mall	KS	Topeka	Mall	100.0%	1,040,521	716,811	323,710
West Ridge Plaza	KS	Topeka	Comm Cnt	100.0%	237,858	182,161	55,697
Wichita	KS	Wichita	Comm Cnt	100.0%	370,181	205,938	164,243
Park Plaza	KY	Hopkinsville	Comm Cnt	100.0%	115,024	82,398	32,626
New Orleans Centre	LA	New Orleans	Mixed	100.0%	1,031,353	331,831	699,522
Prien Lake Mall	LA	Lake Charles	Mall	100.0%	811,862	631,762	180,100
South Park Mall	LA	Shreveport	Mall	100.0%	857,885	618,915	238,970
Arundel Mills	MD	Anne Arundel	Mills	37.5%	1,183,588	379,775	803,813
Bowie Town Center	MD	Bowie	Mall	100.0%	664,299	338,567	325,732
Forest Village Park Mall	MD	Forestville	Mall	100.0%	418,440	242,666	175,774
Glen Burnie	MD	Glen Burnie	Comm Cnt	100.0%	455,291	347,591	107,700
St. Charles Towne Center	MD	Waldorf	Mall	100.0%	1,044,159	640,797	403,362
St. Charles Towne Plaza	MD	Waldorf	Comm Cnt	100.0%	404,907	291,705	113,202
Arsenal Mall	MA	Watertown	Mall	100.0%	501,827	191,395	310,432
(Boston)
Atrium Mall	MA	Chestnut Hill	Mall	49.1%	209,378	0	209,378
(Boston)
Auburn Mall	MA	Auburn (Boston)	Mall	49.1%	597,533	417,620	179,913
Burlington Mall	MA	Burlington	Mall	100.0%	1,253,094	836,236	416,858
(Boston)
Cape Cod Mall	MA	Hyannis	Mall	49.1%	723,846	420,199	303,647
Emerald Square	MA	North Attleboro	Mall	49.1%	1,022,573	647,372	375,201
(Boston)
Greendale Mall	MA	Worcester (Boston)	Mall	49.1%	434,713	132,634	302,079
Liberty Tree Mall	MA	Danvers (Boston)	Mall	49.1%	856,981	498,000	358,981
Northshore Mall	MA	Peabody (Boston)	Mall	49.1%	1,684,602	989,277	695,325
Solomon Pond Mall	MA	Marlborough	Mall	49.1%	880,829	506,591	374,238
(Boston)

South Shore Plaza	MA	Braintree (Boston)	Mall	100.0%	1,438,320	847,603	590,717
Square One Mall	MA	Saugus (Boston)	Mall	49.1%	865,291	540,101	325,190
Mall of America	MN	Bloomington	Mall	50.0%	2,778,902	1,220,305	1,558,597
Miller Hill Mall	MN	Duluth	Mall	100.0%	807,125	429,508	377,617
Ridgewood Court	MS	Jackson	Comm Cnt	35.0%	240,662	185,939	54,723
Battlefield Mall	MO	Springfield	Mall	100.0%	1,184,924	770,111	414,813
Independence Center	MO	Independence	Mall	100.0%	1,022,939	499,284	523,655
Regency Plaza	MO	St. Charles	Comm Cnt	100.0%	287,526	210,627	76,899
Crossroads Mall	NE	Omaha	Mall	100.0%	858,610	609,669	248,941
Forum Shops at Caesars	NV	Las Vegas	Mall	60.0%	482,367	0	482,367
Mall of New Hampshire	NH	Manchester	Mall	49.1%	806,237	444,889	361,348
Mall at Rockingham Park	NH	Salem	Mall	24.6%	1,020,591	638,111	382,480
Bergen Mall	NJ	Paramus (NYC)	Mall	100.0%	900,129	453,260	446,869
Brunswick Square	NJ	Brunswick (NYC)	Mall	100.0%	771,451	467,626	303,825
Livingston Mall	NJ	Livingston (NYC)	Mall	100.0%	986,056	616,128	369,928
Menlo Park Mall	NJ	Edison (NYC)	Mall	100.0%	1,297,044	587,591	709,453
Ocean County Mall	NJ	Toms River	Mall	100.0%	872,396	596,500	275,896
Rockaway Convenience Ctr	NJ	Rockaway (NYC)	Comm Cnt	100.0%	135,626	20,929	114,697
Rockaway Townsquare	NJ	Rockaway (NYC)	Mall	100.0%	1,247,110	786,626	460,484
Cottonwood Mall	NM	Albuquerque	Mall	100.0%	1,041,157	631,556	409,601
Chautauqua Mall	NY	Lakewood	Mall	100.0%	431,160	213,320	217,840
Cobblestone Court	NY	Victor	Comm Cnt	35.0%	265,493	206,680	58,813
Eastern Hills Mall	NY	Williamsville	Mall	100.0%	993,971	713,070	280,901
Jefferson Valley Mall	NY	Yorktown Heights	Mall	100.0%	587,458	310,095	277,363
Nanuet Mall	NY	Nanuet (NYC)	Mall	100.0%	915,122	583,711	331,411
Roosevelt Field	NY	Garden City (NYC)	Mall	100.0%	2,178,121	1,430,425	747,696
Smith Haven Mall	NY	Lake Grove (NYC)	Mall	25.0%	1,363,395	902,595	460,800
Source, The	NY	Westbury (NYC)	Mall	25.0%	728,584	210,798	517,786
Walt Whitman Mall	NY	Huntington Station	Mall	98.3%	1,027,872	742,214	285,658
(NYC)
Westchester, The	NY	White Plains (NYC)	Mall	40.0%	826,806	349,393	477,413
Biltmore Square	NC	Asheville	Mall	66.7%	494,278	242,576	251,702
Concord Mills	NC	Concord (Charlotte)	Mills	37.5%	1,247,394	433,278	814,116
Boardman Plaza	OH	Youngstown	Comm Cnt	100.0%	641,025	375,502	265,523
Great Lakes Mall	OH	Mentor	Mall	100.0%	1,314,961	879,300	435,661
Great Lakes Plaza	OH	Mentor	Comm Cnt	100.0%	164,104	142,229	21,875
Lima Center	OH	Lima	Comm Cnt	100.0%	201,154	153,860	47,294
Lima Mall	OH	Lima	Mall	100.0%	746,063	541,861	204,202
North Towne Square	OH	Toledo	Mall	100.0%	748,014	480,230	267,784
Northland Plaza	OH	Columbus	Comm Cnt	100.0%	209,534	118,304	91,230
Randall Park Mall	OH	North Randall	Mall	100.0%	1,563,288	1,126,240	437,048
Richmond Town Square	OH	Richmond Heights	Mall	100.0%	1,020,819	685,251	335,568
Southern Park Mall	OH	Boardman	Mall	100.0%	1,197,396	811,858	385,538
Summit Mall	OH	Akron	Mall	100.0%	763,492	432,936	330,556
Upper Valley Mall	OH	Springfield	Mall	100.0%	750,629	479,418	271,211
Woodville Mall	OH	Northwood	Mall	100.0%	772,394	518,792	253,602
Eastland Mall	OK	Tulsa	Mall	100.0%	706,449	452,877	253,572
Eastland Plaza	OK	Tulsa	Comm Cnt	100.0%	188,229	152,451	35,778

Heritage Park Mall	OK	Midwest City	Mall	100.0%	605,036	382,700	222,336
Century III Mall	PA	West Mifflin	Mall	100.0%	1,284,358	725,360	558,998
Cheltenham Square	PA	Philadelphia	Mall	100.0%	636,755	364,106	272,649
Granite Run Mall	PA	Media	Mall	50.0%	1,047,442	500,809	546,633
Great Northeast Plaza	PA	Philadelphia	Comm Cnt	50.0%	298,242	240,525	57,717
Ross Park Mall	PA	Pittsburgh	Mall	100.0%	1,276,176	827,015	449,161
South Hills Village	PA	Pittsburgh	Mall	100.0%	1,113,230	655,987	457,243
Anderson Mall	SC	Anderson	Mall	100.0%	623,708	404,394	219,314
Charles Towne Square	SC	Charleston	Comm Cnt	100.0%	199,693	199,693	0
Haywood Mall	SC	Greenville	Mall	100.0%	1,244,399	913,633	330,766
Empire East	SD	Sioux Falls	Comm Cnt	50.0%	250,081	192,766	57,315
Empire Mall	SD	Sioux Falls	Mall	50.0%	1,058,636	497,341	561,295
Rushmore Mall	SD	Rapid City	Mall	50.0%	835,224	470,660	364,564
Knoxville Center	TN	Knoxville	Mall	100.0%	981,333	597,028	384,305
Knoxville Commons	TN	Knoxville	Comm Cnt	100.0%	180,463	91,483	88,980
Oak Court Mall	TN	Memphis	Mall	100.0%	853,473	535,000	318,473
Raleigh Springs Mall	TN	Memphis	Mall	100.0%	918,010	691,230	226,780
West Town Mall	TN	Knoxville	Mall	50.0%	1,334,042	878,311	455,731
Amigoland Mall	TX	Brownsville	Mall	100.0%	556,596	332,773	223,823
Arboretum, The	TX	Austin	Comm Cnt	100.0%	212,166	60,873	151,293
Barton Creek Square	TX	Austin	Mall	100.0%	1,249,270	777,266	472,004
Broadway Square	TX	Tyler	Mall	100.0%	617,215	427,730	189,485
Celina Plaza	TX	El Paso	Comm Cnt	100.0%	32,622	23,927	8,695
Cielo Vista Mall	TX	El Paso	Mall	100.0%	1,191,824	793,716	398,108
Grapevine Mills	TX	Grapevine	Mills	37.5%	1,368,676	393,386	975,290
Highland Mall	TX	Austin	Mall	50.0%	1,090,685	732,000	358,685
Ingram Park Mall	TX	San Antonio	Mall	100.0%	1,129,998	751,704	378,294
Ingram Plaza	TX	San Antonio	Comm Cnt	100.0%	111,518	0	111,518
Irving Mall	TX	Irving	Mall	100.0%	1,124,115	740,284	383,831
La Plaza Mall	TX	McAllen	Mall	100.0%	1,214,965	788,896	426,069
Lakeline Mall	TX	Austin	Mall	100.0%	1,100,256	745,179	355,077
Lakeline Plaza	TX	Austin	Comm Cnt	100.0%	344,693	275,321	69,372
Longview Mall	TX	Longview	Mall	100.0%	613,849	402,843	211,006
Mainland Crossing	TX	Texas City	Comm Cnt	80.0%	390,987	306,158	84,829
Midland Park Mall	TX	Midland	Mall	100.0%	619,214	339,113	280,101
North East Mall	TX	Hurst	Mall	100.0%	1,705,322	1,348,279	357,043
Richardson Square Mall	TX	Richardson	Mall	100.0%	738,209	454,881	283,328
Rolling Oaks Mall	TX	San Antonio	Mall	100.0%	737,761	460,857	276,904
Shops at North East Mall	TX	Hurst	Comm Cnt	100.0%	364,534	265,559	98,975
Sunland Park Mall	TX	El Paso	Mall	100.0%	919,235	575,837	343,398
Valle Vista Mall	TX	Harlingen	Mall	100.0%	656,623	389,781	266,842
Windsor Park	TX	San Antonio	Mall	100.0%	1,052,344	668,141	384,203
Trolley Square	UT	Salt Lake City	Mall	90.0%	220,297	0	220,297
Apple Blossom Mall	VA	Winchester	Mall	49.1%	443,149	229,011	214,138
Charlottesville Fashion Sq.	VA	Charlottesville	Mall	100.0%	571,527	381,153	190,374
Chesapeake Center	VA	Chesapeake	Comm Cnt	100.0%	299,604	219,462	80,142
Chesapeake Square	VA	Chesapeake	Mall	75.0%	797,156	524,463	272,693
Fairfax Court	VA	Fairfax	Comm Cnt	26.3%	249,297	168,683	80,614
Fashion Centre at Pentagon	VA	Arlington	Mixed	50.0%	991,468	472,729	518,739
Martinsville Plaza	VA	Martinsville	Comm Cnt	100.0%	102,105	60,000	42,105
Valley Mall	VA	Harrisonburg	Mall	50.0%	504,923	307,798	197,125

Virginia Center Commons	VA	Glen Allen	Mall	100.0%	786,891	506,639	280,252
Columbia Center	WA	Kennewick	Mall	100.0%	745,511	408,052	337,459
Northgate Mall	WA	Seattle	Mall	100.0%	1,012,186	688,391	323,795
Tacoma Mall	WA	Tacoma	Mall	100.0%	1,263,688	924,045	339,643
Bay Park Square	WI	Green Bay	Mall	100.0%	668,160	465,150	203,010
Forest Mall	WI	Fond Du Lac	Mall	100.0%	501,556	327,260	174,296
Memorial Mall	WI	Sheboygan	Mall	100.0%	348,534	233,308	115,226
Memorial Plaza	WI	Sheboygan	Comm Cnt	100.0%	131,499	103,974	27,525
Office Buildings:
O'Hare International Center	IL	Rosemont	Office	100.0%	512,318	0	512,318
Riverway	IL	Rosemont	Office	100.0%	817,359	0	817,359
Totals					186,829,239	113,664,621	73,164,618

*
Primarily retail space, but does includes office space at the following properties:

  Arsenal Mall—approx. 106,000 sq. ft.

  Greendale Mall—approx. 120,000 sq. ft.

  Menlo Park Mall—approx. 46,000 sq. ft.

  Oak Court Mall—approx. 130,000 sq. ft.

  River Oaks Mall—approx. 101,000 sq. ft.

  Fashion Centre at Pentagon—approx. 169,000 sq. ft.

  New Orleans Centre—approx. 488,000 sq. ft.

QuickLinks

SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Portfolio GLA, Occupancy & Rent Data As of March 31, 2002
SIMON PROPERTY GROUP Rent Information As of March 31, 2002
SIMON PROPERTY GROUP SPG's Share of Total Debt Amortization and Maturities by Year As of March 31, 2002 (In thousands)
SIMON PROPERTY GROUP Significant Renovation/Expansion Activities As of March 31, 2002
SIMON PROPERTY GROUP Capital Expenditures For the Three Months Ended March 31, 2002 (In millions)
SIMON PROPERTY GROUP Property Listing (sorted by state) As of March 31, 2002